EXHIBIT 4.8
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                              CERTIFICATE OF TRUST
                                       OF
                              IFC CAPITAL TRUST VI


         THIS CERTIFICATE OF TRUST OF IFC CAPITAL TRUST VI (the "Trust"), is being duly executed and filed by U.S. Bank Trust National Association, a national banking association, William I. Miller, Gregory F. Ehlinger and Jody A. Littrell, each an individual, as trustees, to form a Delaware statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

1. NAME. The name of the Delaware statutory trust formed hereby is IFC Capital Trust VI.

2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is U.S. Bank Trust National Association, 300 Delaware Avenue, Suite 813, Wilmington, Delaware 19801, Attention:
         Corporate Trust Administration.

3. EFFECTIVE DATE. This Certificate of Trust shall be effective on September 10, 2002.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.


                                             U.S. BANK TRUST NATIONAL
                                             ASSOCIATION, as trustee



                                             By: /s/ Adam Berman
                                                 -------------------------------
                                                 Name: Adam Berman
                                                 Title: Trust Officer


                                             /s/ William I. Miller, as Trustee
                                                 -------------------------------
                                                 Name:  William I. Miller


                                             /s/ Gregory F. Ehlinger, as Trustee
                                                 -------------------------------
                                                 Name:  Gregory F. Ehlinger


                                             /s/ Jody A. Littrell, as Trustee
                                                 -------------------------------
                                                 Name:  Jody A. Littrell